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                                                                    Exhibit 10.9

      THIS AGREEMENT between EMPIRE REALTY COMPANY, a partnership with its principal place of business at Binghamton, New York (P.O. Box 2361), as Landlord, and B.W. ELLIOTT MANUFACTURING CO., INC., a New York corporation with a place of business at 35-37 Milford Street, P.O. Box 773, Binghamton, New York 13902, as Tenant.

                              W I T N E S S E T H:

      The Landlord hereby leases to the Tenant the following premises: Land, buildings and parking lot located at 33, 35-37, 39 and 44 Milford Street, Binghamton, New York 13904, for the term of twenty (20) years, to commence the 1st day of January, 1989 to end on the 31st day of December, 2008, to be used and occupied only for the operation of a manufacturing business, including offices and storage space, upon the conditions and covenants following:

      1st. That the Tenant shall pay annual rent as follow upon the conditions and covenants following: $88,486.00 for the first calendar year; thereafter, the annual rent for each and every calendar year will increase by five percent (5%) over the previous year's annual rent, said rent to be paid in equal monthly payments in advance on the 1st day of each and every month during the term aforesaid, as follows: One-twelfth (1/12) of the annual rent (as determined above) for each calendar year.

      2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted, as well as reasonable use and wear and tear.

      3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

      4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing (which consent shall not be unreasonably withheld) or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.
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      5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act of neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment.
The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is canceled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

      6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

      7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

      8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or it any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense


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of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

      9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

      10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

      11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in, or about the entrance to said premises or any other part of same except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated at the Tenant's cost and expense or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof at the Tenant's cost and expense, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed. Said consent shall not be unreasonably withheld by the Landlord.

      12th. That the Landlord is exempt from all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or due to the negligence of the Landlord.

      13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

      14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to


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execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

      15th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

      16th. Tenant shall pay the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building, or the property or the operation of the property. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

      17th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

      18th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.


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      19th. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain, or sold under threat or imminence of such Eminent Domain, or any public or quasi public use or purpose when and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, or sold under threat or imminence of such Eminent Domain, and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

      20th. That after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this Lease the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

      21st. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected, if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

      22nd. The Tenant waives all rights to redeem under any law of the State of New York.

      23rd. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.


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      24th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority.

      SEE ALSO ATTACHED RIDER, CONTAINING ADDITIONAL PARAGRAPHS "25th" THROUGH "32nd", HEREBY EXPRESSLY INCORPORATED HEREIN AND MADE A PART OF THIS LEASE AGREEMENT.

      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

      AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      IN WITNESS WHEREOF, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 1st day of June, 1988.

      Signed, sealed and delivered
      in presence of                      B.W. ELLIOTT MANUFACTURING CO.,
                                          INC., Tenant


                                          By:   /s/ George M. Scherer, President
                                                --------------------------------
                                                George M. Scherer, President
      [SEAL]
                                          EMPIRE REALTY COMPANY, Landlord


                                          By:   /s/ Michael Urda, Partner
                                                --------------------------------


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                   RIDER TO (LEASE) AGREEMENT OF JUNE 1, 1988
                          BETWEEN EMPIRE REALTY COMPANY
                    AND B.W. ELLIOTT MANUFACTURING CO., INC.

            25th. (a) Except as otherwise expressly provided in "(b)" below, it is the intention of Landlord and Tenant (i) that the rent hereinabove specified shall be net to the Landlord during the term of this (Lease) Agreement and (ii) that all costs, expenses and obligations of operating and maintaining the facilities which may arise or become due during the term of this (Lease) Agreement shall be seasonably and fully paid and satisfied by Tenant.

                  (b) Landlord shall pay the total heating fuel expenses and real estate taxes (including special assessments), together with any mortgage amortization or other payments on the Landlord's obligation to any mortgagee or mortgagees of the premises.

                  (c) Without limiting or in any other manner restricting the scope or effect of "(a)" above, Tenant shall, at its own cost and expense, make all necessary structural repairs and replacements to the premises and equipment, including (without limitation) any heating system, plumbing system, electrical system, window glass, fixtures and all other appliances and appurtenances belonging to or incidental to the structure, devices and equipment used in connection with the premises and any black-topped or other areas adjoining or appurtenant to the highway or to the structure on the premises. Such structural repairs and replacements, interior and exterior, shall be made promptly, as and when necessary.

            26th. Through the term of this (Lease) Agreement, Tenant shall at its own cost and expense maintain and carry fire insurance (with appropriate "loss payable" clauses) and public liability insurance (with respect to both personal injury and property damage), in such amounts and with such companies as may be approved by the Landlord, which approval will not be unreasonably withheld. In the case of public liability insurance, coverage shall be in the amount of at least $500,000.00. Upon demand, the policy or policies evidencing such insurance coverage (or certificate or copies thereof) shall be deposited with Landlord or its agent.

            27th. In the event of any partial or complete condemnation (or threat or imminence thereof) of the premises or any part thereof, Landlord shall give notice thereof to Tenant as promptly as possible.

            28th. Landlord shall have the right, without disposing of its fee interest in the premises, at any time or f rom time to time, to assign the whole or any part of the rent at any time payable hereunder, to any person, firm, corporation, trust or other entity designated by Landlord in a written notice to Tenant, and in any such case Tenant shall pay the net rent directly to Landlord's designee at the address mentioned in any such notice, for the period covered by such assignment.


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            29th. Landlord shall not be liable to Tenant for injury or damage, however caused, to any property or person on the premises.

            30th. Tenant will keep the premises in a clean and neat condition, in accordance with all applicable laws and ordinances and any regulations made pursuant thereto.

            31st. Any improvements and additions to the premises by Tenant (which can only be made with Landlord's consent) and/or any structural replacements shall be and become the property of Landlord at the end or other expiration of this (Lease) Agreement. No such improvements, additions, structural improvements or other components, systems or paraphernalia (or any part(s) thereof) may be removed (or caused to be removed) by Tenant.

            32nd. The "(Lease) Agreement" between the Landlord and the Tenant, dated January 2, 1986, and the term thereof, will be terminated on December 31, 1988 and be of no further force or effect.


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